UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07897

THE MUNDER FRAMLINGTON FUNDS TRUST

(Exact name of registrant as specified in charter)

480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006

Registrant’s telephone number, including area code: (248) 647-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Item 1: Report to Shareholder

ANNUAL REPORT
June 30, 2004
Munder Healthcare Fund
Class A, B, C, K & Y Shares

FAMILY OF FUNDS
(covered in separate annual reports)

LARGE-CAP EQUITY
Multi-Season® Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP
EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE/SECTOR EQUITY
NetNet®
Future Technology
Healthcare
Power Plus®
Real Estate Equity Investment

HYBRID
Balanced	INTERNATIONAL
International Growth
International Equity
International Bond
Emerging Markets

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short & Intermediate Bond

MONEY MARKET
Cash Investment
Tax-Free Money Market

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The Munder Funds Letter to Shareholders

DEAR FELLOW MUNDER FUND SHAREHOLDERS

    The investment climate changed sharply over the past year. The S&P 500® Index posted a 19.11% return for the 12 months ended June 30, 2004, a significant increase from the return for the prior year ended June 30, 2003. In contrast, the Lehman Brothers Aggregate Bond Index had a 0.32% return for the 12 months ended June 30, 2004, dramatically lower than the return for the year ended June 30, 2003. While the equity market was buoyed by an improving economy and strong earnings growth, fixed income performance was hurt by rising interest rates and anticipation of the beginning of a tightening cycle by the Federal Reserve. In fact, the Fed announced a widely anticipated 0.25 percentage point increase in the federal funds rate on June 30.

    The goal of our investment disciplines is to deliver competitive returns and consistent investment success across changing investment environments. For this reason, risk management is an important part of our investment strategies. We identify those areas where we believe we can add the most value, and work to minimize risk in other areas. In our equity disciplines, we focus on stock selection and have systems in place designed to limit the risk from sector, industry and individual stock weightings. In our view, focusing on the risks involved in investing, as well as on returns, is the best way to create value for our shareholders over time. Framlington Overseas Investment Management Limited, the U.K.-based sub-advisor to the Fund and an affiliate of Munder Capital, adheres to a similar investment approach.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Healthcare Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

Very Truly Yours,

Enrique Chang
President, The Munder Funds
President, Chief Operating Officer and Chief Investment Officer,
Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in health care-related securities and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Investors should also note that the Fund can invest all of its assets in foreign securities, and such investments involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the one-year period ended June 30, 2004. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

    The Fund is sub-advised by Framlington Overseas Investment Management, Ltd., which is paid a fee for its services.

    Fund holdings are subject to change and percentages shown are based on total net assets as of June 30, 2004. A complete list of holdings as of June 30, 2004 is contained in the Portfolio of Investments included in this report. Current data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain updated holdings by calling (800) 438-5789.

MUNDER HEALTHCARE FUND

Fund Managers: The Munder Healthcare Fund Team

    The Fund generated a 31.77% return for the year ended June 30, 2004, compared to the 36.22% return for the Russell 2000 Healthcare Index, the 5.59% return for the S&P 500® Healthcare Index and the 15.05% median return for the Lipper universe of health/biotechnology mutual funds.

    Although the Fund had a strong absolute return for the year and outperformed the median return of its Lipper universe, it lagged its Russell 2000 Healthcare benchmark. During the year, the health care stocks in the small-cap Russell 2000 Index significantly outpaced the health care stocks represented in the large-cap S&P 500® Healthcare Index. While the Fund has a small-cap bias, it invests across the entire capitalization spectrum of health care stocks. As a result, while the Fund’s average market cap ($8.2 billion) was well below that of the large-cap S&P 500® Healthcare Index ($28.1 billion), it exceeded the $0.54 billion market cap of the Russell 2000 Healthcare Index. The higher average market capitalization therefore held back returns relative to its Russell benchmark.

    A focus on biotechnology stocks, which hovered around 30% of the Fund throughout the year, also contributed to the relative weakness of the Fund during the year. While biotechnology stocks had strong absolute returns in the small-cap segment of the stock market, they tended to lag other sectors. In contrast, the health care services holdings (18% to 20% of the Fund throughout the year and 19.4% of the Fund as of June 30) and medical device holdings (around 25% of the Fund throughout the year and 26.2% of the Fund as of June 30) had stronger relative returns.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of healthcare sector companies in the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market. The S&P 500® Healthcare Index is an unmanaged index that measures the performance of healthcare sector companies within the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of health/biotechnology mutual funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Munder Healthcare Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

							Lipper
					Russell		Health/
				MSCI	2000	S&P 500®	Biotechnology
Class and	With		Without	World	Healthcare	Healthcare	Funds
Inception Date	Load		Load	Index#	Index#	Index#	Median**

CLASS A (2/14/97)	$20,115	*	$21,290	$14,582	$18,689	$19,184	$23,644

CLASS B (1/31/97)	N/A		20,665	14,582	18,689	19,184	23,644

CLASS C (1/13/97)	N/A		21,877	14,760	19,689	21,267	24,945

CLASS K (4/1/97)	N/A		25,426	14,701	21,489	20,287	25,025

CLASS Y (12/31/96)	N/A		24,487	14,760	19,689	21,267	24,945

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Since		Since
Class and	Year		Year	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A (2/14/97)	24.17%	*	31.41%	16.58%	*	17.91%	9.94%	*	10.79%

CLASS B (1/31/97)	25.40%	†	30.40%	16.83%	†	17.05%	N/A		10.28%

CLASS C (1/13/97)	29.44%	†	30.44%	N/A		17.03%	N/A		11.06%

CLASS K (4/1/97)	N/A		31.46%	N/A		17.90%	N/A		13.74%

CLASS Y (12/31/96)	N/A		31.77%	N/A		18.22%	N/A		12.68%

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of healthcare sector companies in the bottom 2,000 companies (based in market capitalization) in the Russell 3000® Index, an index representing approximately 98% of the U.S. equity market. The S&P 500® Healthcare Index is an unmanaged index that measures the performance of healthcare sector companies within the S&P 500® Index, a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97, and 1/1/97, respectively.

**	The Lipper Health/ Biotechnology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 2/1/97, 2/1/97, 1/1/97, 4/1/97 and 1/1/97, respectively.

v

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Munder Healthcare Fund

Portfolio of Investments, June 30, 2004

Shares		Value

COMMON STOCKS — 98.1%
Biotechnology — 30.6%
477,975	Acambis PLC†	$3,004,663
24,000	Actelion Ltd.†	2,760,604
88,225	Alexion Pharmaceuticals, Inc.†	1,640,985
450,000	Alizyme PLC†	1,064,626
45,000	Amgen, Inc.†	2,455,650
120,000	Amylin Pharmaceuticals, Inc.†	2,736,000
300,000	Aphton Corporation†	1,200,000
210,000	Axonyx, Inc.†	1,100,400
51,000	Biogen Idec, Inc.†	3,225,750
840,000	BTG PLC†	1,644,664
107,500	Cell Genesys, Inc.†	1,116,925
136,325	Critical Therapeutics, Inc.†	954,275
40,000	Cytokinetics, Inc.†	594,000
175,000	DOV Pharmaceutical, Inc.†	2,443,000
190,000	Dyax Corp.†	2,232,500
91,133	Encysive Pharmaceuticals, Inc.†	774,631
287,075	Exelixis, Inc.†	2,896,587
330,100	Genaera Corporation†	1,386,420
61,600	Genentech, Inc.†	3,461,920
59,500	Gilead Sciences, Inc.†	3,986,500
160,000	GTx, Inc.†	1,665,600
121,450	ILEX Oncology, Inc.†	3,035,035
34,000	ImClone Systems Incorporated†	2,916,860
153,000	Inspire Pharmaceuticals, Inc.†	2,558,160
353,234	Lexicon Genetics, Inc.†	2,769,355
48,000	Martek Biosciences Corporation†	2,696,160
100,000	Medicines Company (The)†	3,051,000
220,000	Metabasis Therapeutics, Inc.†	1,493,800
106,100	Momenta Pharmaceutical, Inc.†	954,900
59,600	Nabi Biopharmaceuticals†	847,512
78,475	NeoPharm, Inc.	810,647
48,700	Neurocrine Biosciences, Inc.†	2,525,095
100,000	NPS Pharmaceuticals, Inc.†	2,100,000
40,000	OSI Pharmaceuticals, Inc.†	2,817,600
164,700	Pharmacyclics, Inc.†	1,674,999
42,475	Pharmion Corporation†	2,077,877
200,000	POZEN, Inc.†	1,368,000
150,000	Protein Design Labs, Inc.†	2,869,500

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2004 (continued)

Shares		Value

COMMON STOCKS (Continued)
Biotechnology (Continued)
1,700,000	Protherics PLC†	$1,664,243
95,000	Telik, Inc.†	2,267,650
350,000	Vasogen, Inc.†	1,697,500
140,000	Vicuron Pharmaceuticals, Inc.†	1,758,400

		86,299,993

Biotechnology – Tools — 2.3%
52,000	Fisher Scientific International, Inc.†	3,003,000
42,500	Invitrogen Corporation†	3,059,575
25,000	Orchid Biosciences, Inc.†	192,500
235,625	Transgenomic, Inc.†	322,806

		6,577,881

Drugs & Drug Delivery — 19.6%
116,861	Acusphere, Inc.†	747,910
88,695	AeroGen, Inc.†	274,954
38,450	Allergan, Inc.	3,442,044
66,000	American Pharmaceutical Partners, Inc.†	2,005,080
185,000	Chugai Pharmaceutical Co., Ltd.	2,896,520
315,000	DepoMed, Inc.†	1,559,250
40,000	Forest Laboratories, Inc.†	2,265,200
200,000	Galen Holdings PLC	2,519,933
115,000	K-V Pharmaceutical Company, Class A†	2,655,350
2,882,353	M.L. Laboratories PLC†	1,018,957
62,000	Medicis Pharmaceutical Corporation, Class A	2,476,900
110,000	MGI Pharma, Inc.†	2,971,100
100,000	Mylan Laboratories, Inc.	2,025,000
150,000	Nektar Therapeutics†	2,994,000
75,000	Novartis AG	3,309,969
105,000	Pfizer, Inc.	3,599,400
73,810	Q-Med AB	1,784,935
17,000	Roche Holding AG	1,683,841
100,000	Salix Pharmaceuticals, Ltd.†	3,295,000
225,000	Shire Pharmaceuticals Group PLC†	1,964,052
2,600,000	SkyePharma PLC†	3,016,668
48,000	Teva Pharmaceutical Industries Ltd., ADR	3,229,920
467,000	Toyama Chemical Co., Ltd.†	1,883,461
68,500	Watson Pharmaceuticals, Inc.†	1,842,650

		55,462,094

See Notes to Financial Statements.

Shares		Value

Medical Devices — 26.2%
103,000	Advanced Neuromodulation Systems, Inc.†	$3,378,400
92,000	American Medical Systems Holdings, Inc.†	3,100,400
89,150	Angiotech Pharmaceuticals, Inc.†	1,796,373
25,000	Animas Corporation†	466,250
77,825	ArthroCare Corporation†	2,263,151
410,250	Axis-Shield PLC†	1,320,143
70,000	Boston Scientific Corporation†	2,996,000
176,125	Corin Group PLC	991,418
70,000	Cyberonics, Inc.†	2,335,200
152,950	Cytyc Corporation†	3,880,341
192,850	Encore Medical Corporation†	1,214,955
215,700	Endocardial Solutions, Inc.†	2,232,495
220,275	Endocare, Inc.†	550,688
120,000	EPIX Medical, Inc.†	2,532,000
83,500	Given Imaging Ltd.†	2,956,735
45,000	Guidant Corporation	2,514,600
92,000	Integra LifeSciences Holdings Corporation†	3,244,840
182,425	Isolagen, Inc.†	1,875,329
55,000	Kinetic Concepts, Inc.†	2,744,500
115,000	Kyphon, Inc.†	3,240,700
70,000	Medtronic, Inc.	3,410,400
19,500	Nobel Biocare Holding AG	3,052,960
122,250	NuVasive, Inc.†	1,333,748
290,000	OraSure Technologies, Inc.†	2,821,700
55,000	ResMed, Inc.†	2,802,800
400,000	RITA Medical Systems, Inc.†	1,704,000
300,000	Sorin S.p.A.†	774,711
62,675	SurModics, Inc.†	1,544,312
12,000	Synthes, Inc.†	1,368,320
81,000	Wilson Greatbatch Technologies, Inc.†	2,263,950
90,000	Wright Medical Group, Inc.†	3,204,000
45,000	Zimmer Holdings, Inc.†	3,969,000

		73,884,419

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2004 (continued)

Shares		Value

COMMON STOCKS (Continued)
Medical Services — 19.4%
74,351	Accredo Health, Inc.†	$2,895,971
39,286	Advisory Board Company (The)†	1,398,582
8,500	America Service Group, Inc.†	295,375
40,000	AmerisourceBergen Corporation	2,391,200
37,000	Anthem, Inc.†	3,313,720
108,050	Caremark Rx, Inc.†	3,559,167
75,000	Centene Corporation†	2,891,250
105,000	Community Health Systems, Inc.†	2,810,850
55,000	Coventry Health Care, Inc.†	2,689,500
260,425	HealthStream, Inc.†	515,902
66,000	ICON PLC, ADR†	2,903,340
100,000	Kindred Healthcare, Inc.†	2,635,000
90,000	NeighborCare, Inc.†	2,819,700
79,000	Omnicare, Inc.	3,381,990
35,000	Pediatrix Medical Group, Inc.†	2,444,750
85,000	Pharmaceutical Product Development, Inc.†	2,700,450
93,579	Psychiatric Solutions, Inc.†	2,332,924
200,000	Select Medical Corporation	2,684,000
41,675	Stericycle, Inc.†	2,156,265
90,000	United Surgical Partners International, Inc.†	3,552,300
42,000	UnitedHealth Group, Inc.	2,614,500
41,350	WellChoice, Inc.†	1,711,890

		54,698,626

TOTAL COMMON STOCKS
(Cost $237,937,427)		276,923,013

WARRANTS — 0.1%
Biotechnology — 0.1%
50,000	Aphton Corporation, expires 09/18/2008 (exercise price: $8.12)†, *	78,846
52,500	Axonyx, Inc., expires 01/08/2009 (exercise price: $7.25)†, *	151,189

		230,035

TOTAL WARRANTS
(Cost $330,613)		230,035

See Notes to Financial Statements.

Principal
Amount		Value

REPURCHASE AGREEMENT — 1.5%
(Cost $4,361,000)
$4,361,000	Agreement with State Street Bank & Trust Company, 1.150% dated 06/30/2004, to be repurchased at $4,361,139 on 07/01/2004, collateralized by $4,485,000 FHLB, 1.400% maturing 6/17/2005 (value $4,449,107)	$4,361,000

TOTAL INVESTMENTS
(Cost $242,629,040)	99.7%	281,514,048
OTHER ASSETS AND LIABILITIES (Net)	0.3	723,021

NET ASSETS	100.0%	$282,237,069

*	Fair valued security as of June 30, 2004 (See Notes to Financial Statements, Note 2).

†	Non-income producing security.

ABBREVIATIONS:

ADR  — American Depositary Receipt
FHLB — Federal Home Loan Bank

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2004 (continued)

At June 30, 2004 the country diversification of the Munder Healthcare Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	80.8%	$227,982,777
United Kingdom	6.5	18,209,368
Switzerland	3.8	10,807,373
Israel	2.2	6,186,655
Japan	1.7	4,779,981
Canada	1.2	3,493,873
Ireland	1.0	2,903,340
Sweden	0.6	1,784,935
Italy	0.3	774,711

TOTAL COMMON STOCKS	98.1	276,923,013
WARRANTS	0.1	230,035
REPURCHASE AGREEMENT	1.5	4,361,000

TOTAL INVESTMENTS	99.7	281,514,048
OTHER ASSETS AND LIABILITIES (NET)	0.3	723,021

NET ASSETS	100.0%	$282,237,069

See Notes to Financial Statements.

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Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2004

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$277,153,048
Repurchase agreement	4,361,000

Total Investments	281,514,048
Interest receivable	139
Dividends receivable	47,322
Receivable for securities sold	3,095,324
Receivable for Fund shares sold	410,369
Prepaid expenses and other assets	62,675

Total Assets	285,129,877

LIABILITIES:
Due to custodian	227,611
Payable for Fund shares redeemed	1,778,603
Payable for securities purchased	124,060
Transfer agency/record keeping fees payable	229,881
Investment advisory fees payable	214,312
Distribution and shareholder servicing fees payable — Class A, B and C Shares	160,952
Trustees’ fees and expenses payable	44,817
Administration fees payable	28,665
Custody fees payable	8,747
Shareholder servicing fees payable — Class K Shares	32
Accrued expenses and other payables	75,128

Total Liabilities	2,892,808

NET ASSETS	$282,237,069

Investments, at cost	$242,629,040

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(120,099)
Accumulated net realized loss on investments sold	(179,427,527)
Net unrealized appreciation of investments	38,885,512
Par value	12,574
Paid-in capital in excess of par value	422,886,609

$282,237,069

NET ASSETS:
Class A Shares	$98,196,000

Class B Shares	$117,126,183

Class C Shares	$55,756,302

Class K Shares	$164,699

Class Y Shares	$10,993,885

SHARES OUTSTANDING:
Class A Shares	4,228,439

Class B Shares	5,332,718

Class C Shares	2,541,073

Class K Shares	7,104

Class Y Shares	465,092

CLASS A SHARES:
Net asset value and redemption price per share	$23.22

Maximum sales charge	5.50%
Maximum offering price per share	$24.57

CLASS B SHARES:
Net asset value and offering price per share*	$21.96

CLASS C SHARES:
Net asset value and offering price per share*	$21.94

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$23.18

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$23.64

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2004

INVESTMENT INCOME:
Interest	$44,858
Dividends(a)	544,560

Total Investment Income	589,418

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	199,376
Class B Shares	1,158,960
Class C Shares	546,289
Shareholder servicing fees:
Class K Shares	395
Investment advisory fees	2,567,264
Transfer agency/record keeping fees	1,011,436
Administration fees	361,628
Printing and mailing fees	147,683
Custody fees	102,932
Legal and audit fees	58,215
Registration and filing fees	54,791
Trustees’ fees and expenses	28,786
Other	26,069

Total Expenses	6,263,824
Fees waived by transfer agent	(37,834)

Net Expenses	6,225,990

NET INVESTMENT LOSS	(5,636,572)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	1,107,295
Foreign currency-related transactions	(72,728)
Net change in unrealized appreciation/(depreciation) of:
Securities	71,931,639
Foreign currency-related transactions	(919)
Net increase from payments by affiliates and net loss realized on disposal of investments in violation of policies	4,664

Net realized and unrealized gain on investments	72,969,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,333,379

(a)	Net of foreign withholding taxes of $45,064.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2004	June 30, 2003

Net investment loss	$(5,636,572)	$(5,166,355)
Net realized gain/(loss) from security and foreign currency-related transactions	1,034,567	(123,324,301)
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	71,930,720	139,884,020
Net increase from payments by affiliates and net loss realized on disposal of investments in violation of policies	4,664	—

Net increase in net assets resulting from operations	67,333,379	11,393,364
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	10,086,822	(17,036,338)
Class B Shares	(16,934,267)	(20,554,405)
Class C Shares	(8,154,520)	(14,259,951)
Class K Shares	(63,537)	(233,512)
Class Y Shares	1,536,184	353,229
Short-term trading fees	30,367	—

Net increase/(decrease) in net assets	53,834,428	(40,337,613)
NET ASSETS
Beginning of year	228,402,641	268,740,254

End of year	$282,237,069	$228,402,641

Accumulated net investment loss	$(120,099)	$(70,284)

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2004	June 30, 2003

Amount
Class A Shares:
Sold*	$37,046,443	$20,760,264
Proceeds received in merger	—	2,371,060
Redeemed	(26,959,621)	(40,167,662)

Net increase/(decrease)	$10,086,822	$(17,036,338)

Class B Shares:
Sold	$9,321,713	$5,318,800
Proceeds received in merger	—	3,683,550
Redeemed*	(26,255,980)	(29,556,755)

Net decrease	$(16,934,267)	$(20,554,405)

Class C Shares:
Sold	$4,992,963	$2,582,300
Proceeds received in merger	—	1,416,290
Redeemed	(13,147,483)	(18,258,541)

Net decrease	$(8,154,520)	$(14,259,951)

Class K Shares:
Sold	$—	$20
Proceeds received in merger	—	204
Redeemed	(63,537)	(233,736)

Net decrease	$(63,537)	$(233,512)

Class Y Shares:
Sold	$1,991,947	$619,853
Proceeds received in merger	—	96,960
Redeemed	(455,763)	(363,584)

Net increase	$1,536,184	$353,229

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2004	June 30, 2003

Shares
Class A Shares:
Sold*	1,676,431	1,404,022
Issued in exchange for proceeds received in merger	—	155,085
Redeemed	(1,264,933)	(2,776,561)

Net increase/(decrease)	411,498	(1,217,454)

Class B Shares:
Sold	452,389	374,090
Issued in exchange for proceeds received in merger	—	252,649
Redeemed*	(1,297,515)	(2,158,389)

Net decrease	(845,126)	(1,531,650)

Class C Shares:
Sold	238,461	183,736
Issued in exchange for proceeds received in merger	—	97,194
Redeemed	(653,543)	(1,331,937)

Net decrease	(415,082)	(1,051,007)

Class K Shares:
Sold	—	2
Issued in exchange for proceeds received in merger	—	13
Redeemed	(3,306)	(16,741)

Net decrease	(3,306)	(16,726)

Class Y Shares:
Sold	95,139	41,044
Issued in exchange for proceeds received in merger	—	6,247
Redeemed	(21,948)	(22,887)

Net increase	73,191	24,404

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Healthcare Fund

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)	6/30/00(c)

Net asset value, beginning of period	$17.67		$16.11	$25.31	$28.35	$10.46

Income/(loss) from investment operations:
Net investment loss	(0.36)		(0.29)	(0.32)	(0.35)	(0.22)
Net realized and unrealized gain/(loss) on investments	5.91		1.85	(8.88)	(1.93)	18.11

Total from investment operations	5.55		1.56	(9.20)	(2.28)	17.89

Less distributions:
Distributions from net realized gains	—		—	—	(0.55)	—
Distributions in excess of net realized gains	—		—	—	(0.21)	—

Total distributions	—		—	—	(0.76)	—

Net asset value, end of period	$23.22		$17.67	$16.11	$25.31	$28.35

Total return(b)	31.41	%(d)	9.62%	(36.28)%	(8.38)%	171.03%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$98,196		$67,456	$81,129	$167,514	$79,441
Ratio of operating expenses to average net assets	1.91%		2.14%	1.63%	1.55%	1.61%
Ratio of net investment loss to average net assets	(1.68)%		(2.02)%	(1.54)%	(1.28)%	(1.01)%
Portfolio turnover rate	68%		46%	38%	45%	60%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.93%		2.17%	1.72%	1.55%	1.63%

(a)	The Munder Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.30% for Class A Shares and 30.23% for Class B Shares.

See Notes to Financial Statements.

B Shares

Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)	6/30/00(c)

$16.84		$15.47	$24.48	$27.64	$10.27

(0.49)		(0.39)	(0.45)	(0.53)	(0.37)
5.61		1.76	(8.56)	(1.87)	17.74

5.12		1.37	(9.01)	(2.40)	17.37

—		—	—	(0.55)	—
—		—	—	(0.21)	—

—		—	—	(0.76)	—

$21.96		$16.84	$15.47	$24.48	$27.64

30.40	%(d)	8.86%	(36.78)%	(9.04)%	169.13%

$117,126		$104,007	$119,253	$224,080	$102,859
2.66%		2.89%	2.38%	2.30%	2.36%
(2.43)%		(2.77)%	(2.29)%	(2.03)%	(1.75)%
68%		46%	38%	45%	60%
2.68%		2.92%	2.47%	2.30%	2.38%

See Notes to Financial Statements.

Munder Healthcare Fund

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)	6/30/00(c)

Net asset value, beginning of period	$16.82		$15.45	$24.46	$27.62	$10.27

Income/(loss) from investment operations:
Net investment loss	(0.49)		(0.39)	(0.45)	(0.53)	(0.40)
Net realized and unrealized gain/(loss) on investments	5.61		1.76	(8.56)	(1.87)	17.75

Total from investment operations	5.12		1.37	(9.01)	(2.40)	17.35

Less distributions:
Distributions from net realized gains	—		—	—	(0.55)	—
Distributions in excess of net realized gains	—		—	—	(0.21)	—

Total distributions	—		—	—	(0.76)	—

Net asset value, end of period	$21.94		$16.82	$15.45	$24.46	$27.62

Total return(b)	30.44	%(d)	8.80%	(36.77)%	(9.05)%	168.94%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$55,756		$49,725	$61,925	$122,087	$77,156
Ratio of operating expenses to average net assets	2.66%		2.89%	2.38%	2.30%	2.36%
Ratio of net investment loss to average net assets	(2.43)%		(2.77)%	(2.29)%	(2.03)%	(1.75)%
Portfolio turnover rate	68%		46%	38%	45%	60%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.68%		2.92%	2.47%	2.30%	2.38%

(a)	The Munder Healthcare Fund Class C Shares and Class K Shares commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.26% for Class C Shares and 31.24% for Class K Shares.

See Notes to Financial Statements.

K Shares

Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)	6/30/00(c)

$17.64		$16.09	$25.29	$28.31	$10.44

(0.36)		(0.29)	(0.32)	(0.34)	(0.19)
5.90		1.84	(8.88)	(1.92)	18.06

5.54		1.55	(9.20)	(2.26)	17.87

—		—	—	(0.55)	—
—		—	—	(0.21)	—

—		—	—	(0.76)	—

$23.18		$17.64	$16.09	$25.29	$28.31

31.46	%(d)	9.63%	(36.35)%	(8.32)%	170.91%

$165		$184	$437	$990	$387
1.91%		2.14%	1.63%	1.55%	1.61%
(1.68)%		(2.02)%	(1.54)%	(1.28)%	(1.01)%
68%		46%	38%	45%	60%
1.93%		2.17%	1.72%	1.55%	1.63%

See Notes to Financial Statements.

Munder Healthcare Fund

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)	6/30/00(c)

Net asset value, beginning of period	$17.94		$16.32	$25.57	$28.56	$10.50

Income/(loss) from investment operations:
Net investment loss	(0.31)		(0.26)	(0.27)	(0.29)	(0.13)
Net realized and unrealized gain/(loss) on investments	6.01		1.88	(8.98)	(1.94)	18.19

Total from investment operations	5.70		1.62	(9.25)	(2.23)	18.06

Less distributions:
Distributions from net realized gains	—		—	—	(0.55)	—
Distributions in excess of net realized gains	—		—	—	(0.21)	—

Total distributions	—		—	—	(0.76)	—

Net asset value, end of period	$23.64		$17.94	$16.32	$25.57	$28.56

Total return (b)	31.77	%(d)	9.93%	(36.15)%	(8.14)%	171.74%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$10,994		$7,031	$5,997	$9,640	$15,989
Ratio of operating expenses to average net assets	1.66%		1.89%	1.38%	1.30%	1.36%
Ratio of net investment loss to average net assets	(1.43)%		(1.77)%	(1.29)%	(1.03)%	(0.76)%
Portfolio turnover rate	68%		46%	38%	45%	60%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.68%		1.92%	1.47%	1.30%	1.38%

(a)	The Munder Healthcare Fund Class Y Shares commenced operations on December 31, 1996.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.61% for Class Y Shares.

See Notes to Financial Statements.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004

1. Organization

    As of June 30, 2004, the Munder Funds (sometimes referred to as the “Funds”) consisted of 31 portfolios, each of which is a series of Munder Series Trust (“MST”), The Munder Framlington Funds Trust (“MFFT”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MFFT. MFFT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. As of June 30, 2004, the Class R Shares had not yet commenced operations. Financial statements for the other Munder Funds are presented in separate reports.

    On May 9, 2003, the Fund acquired all of the assets of the Munder Bio(Tech)2 Fund, a series of The Munder Funds, Inc., and assumed all liabilities of the Munder Bio(Tech)2 Fund in a tax-free exchange of shares of the Fund and the subsequent liquidation of the Munder Bio(Tech)2 Fund. The Agreement and Plan of Reorganization was approved by the shareholders of

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

the Munder Bio(Tech)2 Fund at a Special Meeting of the Shareholders held on May 7, 2003.

Number of Shares outstanding of Munder Bio(Tech)[2] Fund prior to merger
Class A	604,602
Class B	958,527
Class II	367,631
Class K	51
Class Y	24,484
Number of Shares issued of the Fund for shares of Munder Bio(Tech)[2] Fund
Class A	155,085
Class B	252,649
Class C	97,194
Class K	13
Class Y	6,247
Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of Munder Bio(Tech)[2] Fund	$(1,540,555)

There were no undistributed income or gain amounts unpaid prior to the merger of the Munder Bio(Tech)2 Fund.

	Prior to Merger	After Merger

Net assets of Munder Bio(Tech)[2] Fund
Class A	$2,371,060	$—
Class B	3,683,550	—
Class II	1,416,290	—
Class K	204	—
Class Y	96,960	—
Net assets of the Fund
Class A	$56,619,612	$58,990,672
Class B	87,962,523	91,646,073
Class C	42,919,169	44,335,459
Class K	171,561	171,765
Class Y	5,975,960	6,072,920

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Equity securities, other than depositary receipts, for which the last quoted sale price or official close price is not available are valued at the mean of the most recently quoted bid and asked prices. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Fees Waived by Transfer Agent: During the year ended June 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ending June 30, 2004, such waivers were $37,834 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: Class A, Class B and Class C Shares of the Fund redeemed within sixty (60) days of purchase may be subject to a short-term trading fee equal to 2.0% of the proceeds of redeemed shares. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00% based on assets up to $250 million and 0.75% based on assets exceeding $250 million.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $74,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    The administration fees paid to the Advisor by the Fund prior to June 1, 2004 were based on the aggregate average daily net assets of all of the portfolios of MFFT, @Vantage and MST with the exception of the Munder S&P® MidCap Index Equity Fund, Munder S&P® SmallCap Index Equity Fund, Munder Institutional Government Money Market Fund and Munder Institutional Money Market Fund portfolios of MST which were subject to a different fee schedule. For the period February 10, 2004 through May 31, 2004, the annual fee for the Fund was fixed at 0.1346%. Prior to February 10, 2004, the following fee schedule was in effect for the Fund:

Aggregate Net Assets	Annual Fee

First $2.8 billion	0.1477%
Next $2.2 billion	0.1377%
Next $5.0 billion	0.1357%
Next $2.5 billion	0.0867%
Thereafter	0.0767%

    For the year ended June 30, 2004, the Advisor earned $361,628 before payment of sub-administration fees and $151,527 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2004, the Fund paid an effective rate of 0.1390% for administrative services.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

    Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the “Sub-Advisor”) provides sub-advisory services to the Fund and is responsible for its management, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to 40% of the net advisory revenues earned by the Advisor with respect to the Fund. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

    Included in the Statement of Operations under the caption “Net realized gain/(loss) on investments” is a reimbursement from the Sub-Advisor of $373,612 for a realized loss of $368,948 incurred in connection with a transaction that was in violation of the Fund’s investment policies.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (86% on a fully diluted basis) as of June 30, 2004. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $586 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2004.

    Each Trustee of MST and MFFT is paid an aggregate fee, consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an annual retainer of $4,000 for services provided as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MFFT and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Sub-Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MFFT or @Vantage.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30 2004, the Fund paid $110 to Comerica Securities and $240 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $173,297,226 and $190,851,806 respectively, for the year ended June 30, 2004.

    At June 30, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $66,635,902 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $28,506,802 and net appreciation for

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

Federal income tax purposes was $38,129,100. At June 30, 2004, aggregate cost for Federal income tax purposes was $243,384,948.

6. Industry Concentration

    The Fund primarily invests in companies providing healthcare, medical services and medical products worldwide. The values of these companies are particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

7. Revolving Line of Credit

    Effective December 17, 2003, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 15, 2004 on the daily amount of the unused commitment. During the year ended June 30, 2004, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2004, total commitment fees for the Fund were $3,914.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(loss)	Gain/(loss)	Capital

$5,586,757	$72,728	$(5,659,485)

    At June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Post October	Unrealized
Loss/Capital	Appreciation/
Loss Carryover	(Depreciation)	Total

$(178,756,275)	$38,129,604	$(140,626,671)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2004, the Fund had available for Federal income tax purposes, $176,667,462 of unused capital losses of which $3,121,589, $129,868,670 and $43,677,203 expire in 2010, 2011 and 2012, respectively. In addition, $2,475,702 of the losses expiring in 2010, may be further limited as these amounts were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital and currency losses arising between November 1, 2003 and June 30, 2004 of $2,004,157 and $84,656, respectively.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

10. Subsequent Events (Unaudited)

    On August 10, 2004, the Board of Trustees approved implementation of a 2% short-term trading (redemption) fee to Class R, Class K and Class Y shares of the Fund redeemed within sixty (60) days of purchase.

    On August 10, 2004, the Board of Trustees approved an amendment to the terms of its contract with the transfer agent, which eliminated the transfer agent’s obligation to waive a portion of the fees it charges the Fund.

11. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2004, the Fund designates approximately $589,624, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

12. Quarterly Portfolio Schedule (Unaudited)

    No later than November 29, 2004, the Fund will file with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first 2005 fiscal quarter ending on September 30, 2004. The Fund will thereafter file Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 438-5789.

13. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

14. Proxy Voting Record (Unaudited)

    The Fund has filed with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30, 2004. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX or voting record information will be available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

15. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and executive officers of the Munder Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

Non-Interested Trustees

Charles W. Elliott c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee and Chairman	Indefinite since 11/89	Consultant, self- employed (since 7/95); Senior Advisor to President, Western Michigan University (7/95 to 12/98).	31	None
John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Vice Chairman	Indefinite since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction company) (since 1991).	31	None

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite since 5/93	Professor of Finance, University of Michigan- Business School (since 8/66).	31	None
Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee	Indefinite since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	31	None

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite since 2/93	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	31	None
John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite since 2/03	President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (since 1/03); Governor of the State of Michigan (1/91 to 1/03).	31	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Trustee	Indefinite since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03); Professor with Tenure and Chairman of Radiation Oncology of Wayne State University School of Medicine (3/91 to 3/99).	31	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
		Office(1) and	Occupation(s)	Complex	Directorships
	Position(s) with	Length of	During Past 5	Overseen	Held by
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 65	Trustee	since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99); President of Comerica Incorporated (bank holding company) (6/92 to 6/99).	31	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2004 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	President and Principal Executive Officer	through 2/05; since 8/04	President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 8/04); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer/Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President, Secretary and Chief Legal Officer	through 2/05; since 8/00	General Counsel of Munder Capital Management (investment advisor) (since 7/00); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Vice President and Principal Financial Officer	through 2/05; since 2/01	Chief Administration Officer of Munder Capital Management (investment advisor) (since 5/00); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Treasurer and Principal Accounting Officer	through 2/05; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

      The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund and
Board of Trustees of The Munder Framlington Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (the only portfolio comprising The Munder Framlington Funds Trust) (the “Fund”) as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of The Munder Framlington Funds Trust at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 13, 2004

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Charles W. Elliott, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
Thomas D. Eckert
John Engler
Michael T. Monahan
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary and Chief Legal Officer
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
SUB-ADVISOR

Framlington Overseas Investment Management Limited
155 Bishopsgate
London, England EC2M 3XJ
TRANSFER AGENT

PFPC, Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 11(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy, Arthur T. Porter and Thomas Eckert are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.

Item 4. Principal Accountant Fees and Services.

The registrant has one series, the Munder Healthcare Fund. Prior to June 13, 2003, the registrant had two other series, the Munder Emerging Markets Fund and the Munder International Growth Fund.

Information provided in response to Item 4 includes amounts billed during the fiscal year ended June 30, 2004 and June 30, 2003 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Munder Healthcare Fund.

On June 13, 2003, the Munder Emerging Markets Fund and Munder International Growth Fund were reorganized as series of Munder Series Trust. Amounts billed during the fiscal year ended June 30, 2003 for services rendered by E&Y to the Munder Emerging Markets Fund and the Munder International Growth Fund are included in response to Item 4 on Form N-CSR for the period ending June 30, 2004 for Munder Series Trust (Investment Company Act File No: 811-21294).

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2004 and June 30, 2003 were $17,250 and $16,150, respectively.

(b) Audit Related Fees

The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.

During the fiscal years ended June 30, 2004 and 2003, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2004 and June 30, 2003 were $5,350 and $5,100, respectively.

During the fiscal years ended June 30, 2004 and 2003, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment were $7,000 for each of the last two fiscal years ended June 30, 2004 and June 30, 2003.

During the fiscal years ended June 30, 2004 and 2003, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2004 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.

(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2004 and 2003 for the Funds other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2004 and 2003 were $211,473 and $249,184, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2004 and 2003 were $56,349 and $41,000, respectively.

(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 10. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940 (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MUNDER FRAMLINGTON FUNDS TRUST

By:	/s/ Enrique Chang

Enrique Chang President

Date:	September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	September 3, 2004

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 3, 2004